UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2025

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.
On July 24, 2025, MidWestOne Financial Group, Inc. (the “Company”) issued a press release announcing its earnings for the three months and six months ended June 30, 2025. The press release is furnished herewith as Exhibit 99.1. In addition, the Company is providing a financial supplement furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this item and the attached press release and financial supplement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 22, 2025, Dr. Azeemuddin Ahmed notified the Company of his decision to resign as a member of the Company's Board of Directors (the "Board") and as a member of the Board of Directors of MidWestOne Bank, the Company's wholly owned subsidiary, effective immediately. Dr. Ahmed's resignation was not a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Dr. Ahmed became a director of the Company on April 25, 2024. Dr. Ahmed has been a valued presence on the Company's Board, and the Company thanks him for his service.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 22, 2025, the Company's Board voted to amend the Company's Third Amended and Restated Bylaws, As Amended (the "Bylaws"). The amendments to the Bylaws were effective immediately and related to the following:
a.provided the Company with flexibility to extend a director's service beyond the fixed period currently in the Bylaws (Section 3.14 of the Bylaws)
The foregoing description of the amendments to the Third Amended and Restated Bylaws, As Amended does not purport to be complete and is qualified by reference to the full text of the Third Amended and Restated Bylaws, As Amended, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01.    Other Events.
The Board declared a cash dividend of $0.2425 per common share on July 22, 2025. The dividend is payable September 16, 2025, to shareholders of record at the close of business on September 2, 2025.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

3.1	Third Amended and Restated Bylaws, As Amended on July 22, 2025
99.1	MidWestOne Financial Group, Inc. press release dated July 24, 2025
99.2	MidWestOne Financial Group, Inc. financial supplement dated July 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	July 24, 2025	By:	/s/ BARRY S. RAY
Barry S. Ray
Chief Financial Officer